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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Silicon Gaming, Inc. on Form S-8 of our report dated February 9, 1996 (July 25, 1996 as to Note 10) appearing in Amendment No. 3 to Registration Statement 333-4793 on Form S-1 of Silicon Gaming, Inc.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

San Jose, California
January 20, 1997

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